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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): September 5, 2007
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                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)



     Pennsylvania                       1-11152                23-1882087
(State or other jurisdiction of    (Commission File          (IRS Employer
     incorporation)                     Number)            Identification No.)




781 Third Avenue, King of Prussia, Pennsylvania                      19406-1409
     (Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events.

InterDigital, Inc.'s wholly-owned subsidiaries InterDigital Communications, LLC and InterDigital Technology Corporation, (collectively, "InterDigital") received notice that the U.S. International Trade Commission ("ITC") has voted to institute an investigation into whether Nokia Corporation and Nokia, Inc. (collectively, "Nokia") engaged in unfair trade practices by making for importation into the U.S., importing and selling after importation certain 3G handsets and components that infringe two of InterDigital's patents. Among the products identified in InterDigital's complaint in the investigation is Nokia's N75 handset.

The investigation was prompted by a complaint filed on August 7, 2007, by InterDigital, in which InterDigital is seeking a permanent exclusion order barring from entry into the U.S. infringing 3G mobile handsets and components that are imported by or on behalf of Nokia. In addition, the complaint asks for a permanent cease and desist order barring further sales of infringing products that have already been imported into the United States.

The case (No. 337-TA-613) has been referred to ITC Administrative Law Judge Paul
J. Luckern, who will schedule and hold an evidentiary hearing and then issue his decision in an initial determination. The ITC indicated in its press release dated September 5, 2007, that the final determination will be completed "at the earliest practicable time," with a target date being announced within 45 days after the institution of the investigation. As noted in InterDigital's previous press release dated August 7, 2007 relating to the action, typical schedules used by the ITC would result in a trial on the matter by June 2008.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INTERDIGITAL, INC.


                                  By: /s/ Lawrence F. Shay
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                                      Lawrence F. Shay
                                      Chief Legal Officer and Government Affairs



Date:    September 6, 2007